                                                                      EXHIBIT 24



                               POWER OF ATTORNEY


          The undersigned hereby constitutes and appoints J.L. Helvey, Robert C. Rowe and Russell W. Kettell, and each of them, his or her attorneys-in-fact, each with full power of substitution to sign and file with the Securities and Exchange Commission for the undersigned in any and all capacities, a registration statement on Form S-3 on behalf of Golden West Financial Corporation (the "Company"), together with any and all amendments thereto, covering public offering of up to $300,000,000 aggregate initial offering price of the Company's subordinated debt securities; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any of them, may do or cause to be done by virtue hereof.

          The authority granted hereby, unless earlier revoked or terminated, will terminate on June 30, 1998.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of July, 1995.


                                 /s/ HERBERT M. SANDLER
                                 ----------------------
                                 (Herbert M. Sandler)

                               POWER OF ATTORNEY


          The undersigned hereby constitutes and appoints J.L. Helvey, Robert C. Rowe and Russell W. Kettell, and each of them, his or her attorneys-in-fact, each with full power of substitution to sign and file with the Securities and Exchange Commission for the undersigned in any and all capacities, a registration statement on Form S-3 on behalf of Golden West Financial Corporation (the "Company"), together with any and all amendments thereto, covering public offering of up to $300,000,000 aggregate initial offering price of the Company's subordinated debt securities; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any of them, may do or cause to be done by virtue hereof.

          The authority granted hereby, unless earlier revoked or terminated, will terminate on June 30, 1998.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of July, 1995.


                                 /s/ MARION O. SANDLER
                                 ---------------------
                                 (Marion O. Sandler)

                               POWER OF ATTORNEY


          The undersigned hereby constitutes and appoints J.L. Helvey, Robert C. Rowe and Russell W. Kettell, and each of them, his or her attorneys-in-fact, each with full power of substitution to sign and file with the Securities and Exchange Commission for the undersigned in any and all capacities, a registration statement on Form S-3 on behalf of Golden West Financial Corporation (the "Company"), together with any and all amendments thereto, covering public offering of up to $300,000,000 aggregate initial offering price of the Company's subordinated debt securities; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any of them, may do or cause to be done by virtue hereof.

          The authority granted hereby, unless earlier revoked or terminated, will terminate on June 30, 1998.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of July, 1995.


                                 /s/ LOUIS J. GALEN
                                 ------------------
                                 (Louis J. Galen)

                               POWER OF ATTORNEY


          The undersigned hereby constitutes and appoints J.L. Helvey, Robert C. Rowe and Russell W. Kettell, and each of them, his or her attorneys-in-fact, each with full power of substitution to sign and file with the Securities and Exchange Commission for the undersigned in any and all capacities, a registration statement on Form S-3 on behalf of Golden West Financial Corporation (the "Company"), together with any and all amendments thereto, covering public offering of up to $300,000,000 aggregate initial offering price of the Company's subordinated debt securities; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any of them, may do or cause to be done by virtue hereof.

          The authority granted hereby, unless earlier revoked or terminated, will terminate on June 30, 1998.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of July, 1995.


                                 /s/ PATRICIA A. KING
                                 --------------------
                                 (Patricia A. King)

                               POWER OF ATTORNEY


          The undersigned hereby constitutes and appoints J.L. Helvey, Robert C. Rowe and Russell W. Kettell, and each of them, his or her attorneys-in-fact, each with full power of substitution to sign and file with the Securities and Exchange Commission for the undersigned in any and all capacities, a registration statement on Form S-3 on behalf of Golden West Financial Corporation (the "Company"), together with any and all amendments thereto, covering public offering of up to $300,000,000 aggregate initial offering price of the Company's subordinated debt securities; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any of them, may do or cause to be done by virtue hereof.

          The authority granted hereby, unless earlier revoked or terminated, will terminate on June 30, 1998.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of July, 1995.


                                 /s/ WILLIAM D. MCKEE
                                 --------------------
                                 (William D. McKee)

                               POWER OF ATTORNEY


          The undersigned hereby constitutes and appoints J.L. Helvey, Robert C. Rowe and Russell W. Kettell, and each of them, his or her attorneys-in-fact, each with full power of substitution to sign and file with the Securities and Exchange Commission for the undersigned in any and all capacities, a registration statement on Form S-3 on behalf of Golden West Financial Corporation (the "Company"), together with any and all amendments thereto, covering public offering of up to $300,000,000 aggregate initial offering price of the Company's subordinated debt securities; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any of them, may do or cause to be done by virtue hereof.

          The authority granted hereby, unless earlier revoked or terminated, will terminate on June 30, 1998.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of July, 1995.


                                 /s/ BERNARD A. OSHER
                                 --------------------
                                 (Bernard A. Osher)

                               POWER OF ATTORNEY


          The undersigned hereby constitutes and appoints J.L. Helvey, Robert C. Rowe and Russell W. Kettell, and each of them, his or her attorneys-in-fact, each with full power of substitution to sign and file with the Securities and Exchange Commission for the undersigned in any and all capacities, a registration statement on Form S-3 on behalf of Golden West Financial Corporation (the "Company"), together with any and all amendments thereto, covering public offering of up to $300,000,000 aggregate initial offering price of the Company's subordinated debt securities; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any of them, may do or cause to be done by virtue hereof.

          The authority granted hereby, unless earlier revoked or terminated, will terminate on June 30, 1998.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of July, 1995.


                                 /s/ KENNETH T. ROSEN
                                 --------------------
                                 (Kenneth T. Rosen)

                               POWER OF ATTORNEY


          The undersigned hereby constitutes and appoints J.L. Helvey, Robert C. Rowe and Russell W. Kettell, and each of them, his or her attorneys-in-fact, each with full power of substitution to sign and file with the Securities and Exchange Commission for the undersigned in any and all capacities, a registration statement on Form S-3 on behalf of Golden West Financial Corporation (the "Company"), together with any and all amendments thereto, covering public offering of up to $300,000,000 aggregate initial offering price of the Company's subordinated debt securities; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any of them, may do or cause to be done by virtue hereof.

          The authority granted hereby, unless earlier revoked or terminated, will terminate on June 30, 1998.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of July, 1995.


                                 /s/ PAUL SACK
                                 -------------
                                 (Paul Sack)